UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of earliest reported event): May 18, 2004


                                    YP CORP.
               (Exact name of registrant as specified in charter)


             NEVADA                     000-24217                85-0206668
(State or other jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)


4840 EAST JASMINE STREET, SUITE 105, MESA, ARIZONA                  85205
     (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code:  (480) 654-9646


                                  YP.NET, INC.
                                  (former name)


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ITEM 5.   OTHER EVENTS.

On May 18, 2004, YP Corp. issued a press release announcing that its Board of Directors had adopted a Stockholders Rights Plan. A copy of the release is attached as Exhibit 99.1.

ITEM 7.   EXHIBITS.

EXHIBIT
NUMBER    ITEM
-------   ----

   99.1   Press release dated May 18, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 18, 2004                YP CORP.



                                   By:  /s/ Angelo Tullo
                                        -----------------------------------
                                        Angelo Tullo, Chairman and Chief
                                        Executive Officer


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